                                                                 Exhibit 10.16

FINAL




                          CAMBRIDGE BIOTECH CORPORATION

                                      and

                         PROGENICS PHARMACEUTICALS, INC.

                                   SUBLICENSE


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                                TABLE OF CONTENTS

        BACKGROUND .........................................................1
1.      DEFINITIONS ........................................................2
2.      GRANT ..............................................................3
3.      ROYALTIES ..........................................................3
4.      PAYMENTS AND REPORTS ...............................................4
5.      BOOKS AND RECORDS ..................................................5
6.      NOTICES ............................................................5
7.      TERM AND TERMINATION ...............................................5
8.      NEGATION OF WARRANTIES AND INDEMNITY ...............................6
9.      LAWS AND REGULATIONS ...............................................7
10.     USE OF NAMES .......................................................7
11.     PATENT NOTICE ......................................................8
12.     MISCELLANEOUS PROVISIONS ...........................................8
        APPENDIX A ........................................................10
        APPENDIX B ........................................................11


                                      -i-

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                              SUBLICENSE AGREEMENT

     This is a SUBLICENSE AGREEMENT to be effective on the last date of the signature dates provided hereinbelow, by and between CAMBRIDGE BIOTECH CORPORATION (CBC), debtor and debtor in possession, Case No. 94-43054-JFQ, United States Bankruptcy Court for the District of Massachusetts, Western Division, a Delaware corporation, having offices at 365 Plantation Street, Worcester, Massachusetts 01605, and PROGENICS PHARMACEUTICALS, INC., a Delaware corporation having offices at 777 Old Saw Mill River Road, Tarrytown, New York 10591 (SUBLICENSEE).

                                  BACKGROUND

     In the course of research conducted at Harvard University, Department of Cancer Biology, Harvard School of Public Health, certain inventions were made relating to the HIV-1 envelope glycoprotein, designated gp120. Additional inventions relating to the HIV-1 envelope glycoprotein include gp160 and methods for assay.

     The President and Fellows of Harvard College ("Harvard") is the owner of these inventions, subject to rights reserved by the United States Government, pursuant to various assignments by Myron E. Essex and Tun-Hou Lee to Harvard of all their right, title and interest in and to the inventions and any patents resulting therefrom.

     Harvard has been granted U.S. Patent No. 4,725,669 entitled "Assay for Detecting Infection by Human T-Cell Lymphotrophic Virus-III" issued on February 16, 1988 directed to gp120 and cross-reactive peptides. Currently pending is a divisional application, U.S. Serial No. 056,134, filed May 29, 1987, directed to gp160 and cross-reactive peptides and to methods for assaying for the glycoproteins.

     CBC is the exclusive, worldwide licensee of these inventions and the issued patent and pending patent applications by way of an exclusive license agreement from Harvard, and has the right to grant sublicenses thereunder for making, using or selling of the inventions which are disclosed and claimed in the issued patent and pending patent applications.

     SUBLICENSEE desires to use LICENSED PATENT RIGHTS in a commercial diagnostic, therapeutic, or vaccine application for public use and benefit or for selling products for research applications only.

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree as follows:


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1.   DEFINITIONS

     1.1. LICENSED PATENT RIGHTS shall mean U.S. Patent No. 4,725,669, issued February 16, 1988, and pending U.S. Patent Application Serial No. 056,134, filed May 29, 1987, and any divisionals, continuations, continuations-in-part based thereon, and any patents which may issue therefrom and any reissues, re-examinations, or extensions thereof; and any and all foreign patents and patent applications corresponding to any of the foregoing patents and patent applications, as well as such other patents or patent applications as are listed in Appendix A, effective as of the date said patents or patent applications are added to Appendix A, and the inventions described or claimed therein.

     1.2. FIELD OF USE shall mean products for research applications only.
     [***]









     1.3. LICENSED PRODUCT(S) shall mean goods covered by or made in accordance with LICENSED PATENT RIGHTS. For purposes of example only, LICENSED PRODUCT(S) may include bulk glycoprotein for use in research applications only.

     1.4.  [***]













     1.5. FIRST USE shall mean the date of the initial transfer by SUBLICENSEE of LICENSED PRODUCTS to any third party in exchange for cash or some equivalent to which value can be assigned for the purpose of determining the NET SALES.


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     1.6. EARNED ROYALTIES shall mean royalties paid or payable by
SUBLICENSEE to CBC determined with respect to NET SALES.

     1.7. EFFECTIVE DATE shall mean the date of the last signature date(s) provided hereinbelow.

     1.8. PRIME LICENSE shall mean the exclusive license agreement between Harvard and CBC.

     1.9. SUBLICENSEE is understood to include all of its AFFILIATES. AN AFFILIATE of SUBLICENSEE shall mean any corporation or other business entity controlled by, controlling, or under common control with SUBLICENSEE. For this purpose, "control" means direct or indirect beneficial ownership of at least fifty percent (50%) of the voting stock or equity, or at least fifty percent (50%) interest in the income of such corporation or other business.

2.   GRANT

     2.1. CBC grants to SUBLICENSEE, subject to all the terms and conditions of this Agreement, a non-exclusive, worldwide right and license to make, have made, use, and sell LICENSED PRODUCTS under LICENSED PATENT RIGHTS in the Field of Use.

     2.2. CBC hereby grants to SUBLICENSEE the right to extend the license granted herein to an Affiliate, subject to the terms and conditions of this Agreement. CBC shall receive prompt written notice of each such extension and of any termination of such AFFILIATE license. SUBLICENSEE is expressly not granted a right to sublicense anyone other than an Affiliate under this Agreement.

3. ROYALTIES

   As consideration for the rights granted hereunder, SUBLICENSEE shall make the following payments to CBC:

   [***]






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     [***]








     3.3. Only one royalty shall be payable with respect to any LICENSED PRODUCT regardless of whether it or its use is covered by one or more LICENSED PATENT RIGHTS. On sales between SUBLICENSEE and its AFFILIATES for resale, the royalty shall be paid on the resale to any third-party purchaser.

4.   PAYMENTS AND REPORTS

     4.1. SUBLICENSEE agrees to notify CBC promptly, in writing, of the date of the FIRST USE of LICENSED PRODUCT(S).

     4.2. Beginning with date of FIRST USE, SUBLICENSEE shall pay to CBC EARNED ROYALTIES within sixty (60) days from the end of each calendar quarter, which is the end of March, June, September, and December. Any royalties not paid within this time period shall be deemed past due royalties. Any past due royalties shall bear interest at the rate of
         [***]        PER ANNUM from their due date, which interest shall
be paid by SUBLICENSEE to CBC.

     4.3. SUBLICENSEE shall also prepare for each calendar quarter a written report in the form substantially as set forth in Appendix B setting forth the NET SALES and the EARNED ROYALTIES payable thereon, including a detailed listing of all LICENSED PRODUCTS sold and all deductions from NET SALES. The reports required by this Agreement shall be certified by an officer of SUBLICENSEE to be correct to the best of SUBLICENSEE's knowledge and information.

     4.4. All amounts payable to CBC shall be paid in United States Dollars. In the event any LICENSED PRODUCT shall be sold for funds other than United States funds, the NET SALES of such product shall first be determined in the foreign funds and then converted into the equivalent United States funds at:

          (i) the rate applicable to the transfer of funds arising from royalty payments as established by the exchange control authorities of the country of which such funds are the national currency, for the last business day of the accounting period for which payment is thus made; or

          (ii) if there is no rate so applicable, then the buying rate for such foreign funds as published by the Wall Street Journal on the last business day of such calendar accounting period.


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5.   BOOKS AND RECORDS

     5.1. SUBLICENSEE shall keep, and shall require its AFFILIATES to keep, accurate and correct records of calculations for determining EARNED ROYALTIES on sales of LICENSED PRODUCTS made, used and sold under this Agreement, appropriate to determine the amount of EARNED ROYALTIES based on NET SALES at least three (3) years following a given reporting period. The records shall be available during normal business hours for inspection at the expense of CBC by a certified public accountant, selected by CBC and acceptable to SUBLICENSEE, for the sole purpose of verifying reports and payments hereunder. The accountant shall not disclose to CBC any financial information other than that information relating to the accuracy of reports and payments made under this Agreement.

6.   NOTICES

     6.1. Any notice required by this Agreement shall be sent by registered or certified mail properly addressed or by telex or facsimile, with a mailed confirmation copy, properly addressed to the other party at the address designated below, or to another address as may be designated in writing by the party. The notice shall be effective as of the date of the postmark of such mailed notice.

For CBC:

CAMBRIDGE BIOTECH CORPORATION
365 Plantation Street
Worcester, Massachusetts 01605
Attn: President
with a copy Attn: General Counsel

FOR SUBLICENSEE:

PROGENICS PHARMACEUTICALS, INC.

777 Old Saw Mill River Road
Tarrytown, NY 10591
Attn: Chief Executive Officer

7.   TERM AND TERMINATION

     7.1. The term of this Agreement, unless sooner terminated as provided herein, shall extend from the EFFECTIVE DATE until expiration of the last to expire patents included in LICENSED PATENT RIGHTS.

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     7.2. Upon any breach of, or default under, this Sublicense Agreement by
SUBLICENSEE, CBC may terminate this Agreement by giving ninety (90) days written notice to SUBLICENSEE. The termination shall take effect at the end of the ninety-day period, unless during the period SUBLICENSEE cures such breach or default to CBC's satisfaction.

     7.3. SUBLICENSEE has the right to terminate this Agreement at any time upon giving ninety (90) days written notice to that effect to CBC.

     7.4. Termination of this Agreement shall not affect any rights or obligations accrued prior to the date of the termination, including SUBLICENSEE's obligation to pay all EARNED ROYALTIES and SUBLICENSEE's obligation to indemnify CBC. Upon termination of this Agreement all unpaid EARNED ROYALTIES due to CBC shall become immediately due and payable.

     7.5. Waiver by CBC of a single default or breach or of succession of defaults or breaches shall not deprive CBC of any right to terminate this Agreement pursuant to the terms hereof upon the occasion of any subsequent default or breach.

     [***]





8.   NEGATION OF WARRANTIES AND INDEMNITY

     8.1. CBC has the right to enter into this Agreement notwithstanding its bankruptcy filings. CBC makes no representations or warranties as to the validity or scope of any LICENSED PATENT RIGHTS.

     8.2. CBC makes no representations or warranties that the manufacture, use, sale or other disposal of the LICENSED PRODUCTS is or will be free from infringement of patents of third parties.

     8.3. CBC makes no representations or warranties whatsoever, either express or implied, as to the merchantability or fitness of the LICENSED PRODUCTS for a particular purpose, and SUBLICENSEE shall make no statements, representations or warranties whatsoever to any third parties which are inconsistent with such disclaimer by CBC.

     8.4. SUBLICENSEE shall defend, indemnify and hold harmless CBC and Harvard, their directors, officers, employees, and agents, from and against any and all claims, demands, damages, losses, and expenses of any nature, including attorney's fees, for but not limited to death, personal injury, illness, property damage or products liability arising from or in

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connection with any of the following:

           (1) the use by SUBLICENSEE of any method or process related to the LICENSED PATENT RIGHTS; or

           (2) any use, sale or other disposition of any of the LICENSED PRODUCTS by SUBLICENSEE or any statement, representation or warranty of SUBLICENSEE with respect thereto; or

           (3) the use by any person of the LICENSED PRODUCTS made by SUBLICENSEE.

     CBC shall reasonably cooperate with SUBLICENSEE in defending any such claim. CBC shall be entitled to receive information regarding the status of any such matter and shall be entitled to retain counsel on its own behalf and at its sole expense if CBC is named as a party or if CBC is not satisfied with the defense provided by SUBLICENSEE for any reason, the rights and obligations of this paragraph shall survive termination or expiration of the Agreement. CBC and/or Harvard may, at its option, require SUBLICENSEE to name CBC and/or Harvard as a co-insured on a product liability insurance policy deemed sufficient by CBC.

 9.   LAWS AND REGULATIONS

     9.1. SUBLICENSEE shall comply with all foreign and United States federal, state, and local laws, regulations, rules and orders applicable to the testing, production, transportation, packaging, labeling, sale and use of the LICENSED PRODUCTS.

10.  USE OF NAMES

     10.1. SUBLICENSEE shall not use the names "Harvard College" or "Harvard," the names of the inventors, "Myron E. Essex," or "Tun-Hou Lee," or the name "Cambridge Biotech Corporation" or any other name or mark by which Harvard or CBC may be identified for any purpose without prior written consent obtained from the respective parties in each instance.

     10.2. CBC shall not use the names "Progenics" or "Progenics
Pharmaceuticals, Inc." or any other name or mark by which SUBLICENSEE may be identified for any purpose without prior written consent obtained from SUBLICENSEE in each instance.

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11.  PATENT NOTICE

     11.1. SUBLICENSEE shall apply the patent marking notices required by the laws of the United States and relevant countries.

12.  MISCELLANEOUS PROVISIONS

     12.1. This Agreement constitutes the entire understanding between the parties with respect to the subject matter hereof and supersedes and replaces all prior agreements, understandings, writings, and discussions between the parties relating to said subject matter.

     12.2. This Agreement may be amended only by a written instrument executed by the parties.

     12.3. Without prior written approval of CBC and Harvard, the license granted pursuant to this Agreement shall not be assigned or transferred by SUBLICENSEE to any other party other than to a successor to the entire business interest of SUBLICENSEE.

     12.4. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.





                  [Balance of page intentionally left blank]


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     12.5. This Agreement shall be governed and construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, this Agreement is executed by the parties hereinbelow:

CAMBRIDGE BIOTECH CORPORATION

By: /s/ Jeffrey Beaver                                 March 13, 1995
    -----------------------                            -----------------------
    Jeffrey T. Beaver                                  Date
    Chief Executive Officer

PROGENICS PHARMACEUTICALS, INC.

By: /s/ Paul J. Maddon                                  March 7, 1995
    ------------------------                            -----------------------
    Paul J. Maddon, M.D. Ph.D.                          Date
    Chairman and CEO

AGREED AS TO SECTION 7.6:

PRESIDENT AND FELLOWS HARVARD COLLEGE

By: /s/ Joyce Brinton                                   3/17/95
    -------------------------                           ------------------------
    Joyce Brinton, Director                             Date
    Office for Technology and Trademark Licensing

                                       9

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                                   APPENDIX A

1.  U.S. PATENT NO. 4,725,669

Title:         ASSAY FOR DETECTING INFECTION BY HUMAN T-CELL
                LYMPHOTROPHIC VIRUS-III
Inventors:     Myron E. Essex and Tun-Hou Lee
Filed:         November 9, 1984
Issued:        February 16, 1988

     The claims of this patent are directed to gp120 and cross-reactive peptides.

2.   U.S. PATENT APPLICATION SERIAL NO. 056,134

Title:         ASSAY FOR DETECTING INFECTION BY HUMAN T-CELL
                LYMPHOTROPHIC VIRUS-III
Inventors:     Myron E. Essex and Tun-Hou Lee
Filed:         May 29, 1987
Cross-Reference:    division of U.S. 4,725,669
Issued:        currently pending

     This is a divisional application of U.S. 4,725,669, directed to methods of assay using the proteins covered by the patent and to gp160 and cross-reactive peptides.

                                      10

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                                   APPENDIX B

                              FORM OF ROYALTY REPORT

For each Licensed Product, SUBLICENSEE shall report the following information:

     Gross amount billed or invoiced

     Deductions allowable under Section 1.4

     Resulting Net Sales

     Amount received

     Effective royalty rate

     Amount of Earned Royalties payable with report

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